Commitments and Contingencies	12 Months Ended
Feb. 24, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies
13.	Commitments and Contingencies

There are no material pending legal proceedings to which ETC or any of its subsidiaries is a party or of which any of their property is the subject.

Other Matters

Certain other claims, suits, and complaints arising in the ordinary course of business have been filed or are pending against us.  We believe, after consultation with legal counsel handling these specific matters, all such matters are reserved for or adequately covered by insurance or, if not so covered, are without merit or are of such kind, or involve such amounts, as would not be expected to have a significant effect on our financial position or results of operations if determined adversely against us.